EXHIBIT 10.53

AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING

 (Amendment No. 2)

 This Amendment to Agreement for Wholesale Financing ("Amendment") is entered into as of this 12th day of April, 2004, by and among PC Mall, Inc., formerly known as IdeaMall, Inc, a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Suite #201,Torrance, California 90504 ("PCM"), PC Mall Sales, Inc., formerly known as Creative Computers, Inc., a California corporation having a principal place of business located at 2555 W. 190th Street, Suite #205, Torrance, California 90504 ("PCMS"), ecost.com, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Suite #106, Torrance, California 90504 ("ECI"), eLinux.com, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Suite #205, Torrance, California 90504 ("ELI"), CCIT, Inc., formerly known as Creative Computers Integrated Technologies, Inc., a Delaware corporation having a principal place of business located at 1155 West Dundee Road, Suite #100, Arlington Heights, IL 60004 ("CCIT"), ComputAbility Limited, a Delaware corporation having a principal place of business located at North 92 West, 14612 Anthony Avenue, Menomonee Falls, Wisconsin 53051 ("CAL"), WF Acquisition Sub, Inc., a Delaware corporation having a principal place of business located at 19 Morgan, Suite #104, Irvine, California 92618 ("WFA"), AF Services, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Suite #204, Torrance, California 90504 ("AFS"), PC Mall Gov, Inc., a Delaware corporation having a principal place of business located at 2201 Cooperative Way, Suite 301, Herndon, Virginia 20171 ("PCMG"), SIFY, Inc., formerly known as ClubMac, Inc., a Delaware corporation having a principal place of business located at 19 Morgan, Suite #202, Irvine, California 92618 ("CMI"), Onsale, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Suite #202, Torrance, California 90504 ("OSI"), AV Acquisition, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("AVA"), Mall Acquisition 1, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("MA1"), and Mall Acquisition 2, Inc., a Delaware corporation having a principal place of business located at 2555 W. 190th Street, Torrance, California 90504 ("MA2"). (PCM, PCMS, ECI, ELI, CCIT, CAL, WFA, AFS, PCMG, CMI, OSI, AVA, MA1 and MA2 are referred to herein, individually, collectively, and jointly and severally, as "Borrower") and GE Commercial Distribution Finance Corporation ("CDF").

WITNESSETH:

WHEREAS, Borrower and CDF are parties to that certain Agreement for Wholesale Financing dated as of March 17, 2003 (as amended, the "Agreement"); and

WHEREAS, Borrower and CDF desire to extend the Agreement so that it does not terminate on April 14, 2004.

 NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and CDF hereby agree as follows:

1. The first sentence of Section 18 of the Agreement is restated in its entirety to read as follows: "Except as set forth in this Section 18, this Agreement shall terminate on March 14, 2005 (the "Scheduled Termination Date")."

2. No Other Modifications. Except as previously modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by CDF and Dealer.

3. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

4. Counterparts. This Amendment may be executed in several counterparts, and each executed copy will constitute an original instrument, but such counterparts will together constitute but one and the same instrument.

5. Notwithstanding anything herein to the contrary: (a) each of the parties hereto may rely on any facsimile copy hereof, and (b) such facsimile copy will be deemed an original, and the best evidence thereof for all purposes.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above written.

GE COMMERCIAL DISTRIBUTION                        PC MALL, INC.

FINANCE CORPORATION

By:  /s/ David J. Lynch                                                           By:  /s/ Frank Khulusi

       David J. Lynch                                                                 Frank Khulusi, President

       Vice President of Operations

ATTEST:

  /s/ Theodore Sanders

      Theodore Sanders, Secretary

 PC MALL SALES, INC.

 By:   /s/ Rory Zaks

           Roy Zaks, President

 ATTEST:

 /s/ Pete Freix

             Pete Freix, Secretary

 ECOST.COM, INC.

 This corporation has only one officer. _/s/GG_

              [Initial]

 By:   /s/ Gary Guy

          Gary Guy, President

 ELINUX.COM, INC.

 By:   /s/ Dan DeVries

           Dan DeVries, President

 ATTEST:

 /s/ Theodore Sanders

     Theodore Sanders, Secretary

 CCIT, INC.

 By:   /s/ Richard Lepow

          Rick Lepow, President

 ATTEST:

 /s/ Rich Hoffman

           Rich Hoffman, Secretary

 COMPUTABILITY LIMITED

 This corporation has only one officer. /s/PLZ

              [Initial]

 By:   /s/ Pete Zuiker

          Pete Zuiker, President

 WF ACQUISITION SUB, INC.

 By:   /s/ William Neary

           Bill Neary, President

 ATTEST:

/s/ Harry T. Martin

            Harry Martin, Secretary

AF SERVICES, INC.

By:   /s/ Simon Abuyounes

         Simon Abuyounes, President

 ATTEST:

/s/ Mark Funk

             Mark Funk, Secretary

 PC MALL GOV, INC.

 By:  /s/ Alan Bechara

          Alan Bechara, President

 ATTEST:

 /s/ Sharon Ennis

          Sharon Ennis, Secretary

 SIFY, INC. formerly known as

CLUBMAC, INC.

 This corporation has only one officer. /s/ RF

              [Initial]

 By:  /s/ Read Fenner

        Read Fenner, President

 ONSALE, INC.

 By:   /s/ Sam Khulusi

           Sam Khulusi, President

 ATTEST:

 /s/ Brian Williams

          Brian Williams, Secretary

 AV ACQUISITION, INC.

 By:  /s/ Frank Khulusi

           Frank Khulusi, President

 ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

 MALL ACQUISITION 1, INC.

 By:  /s/ Frank Khulusi

           Frank Khulusi, President

 ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

 MALL ACQUISITION 2, INC.

 By:  /s/ Frank Khulusi

           Frank Khulusi, President

 ATTEST:

 /s/ Theodore Sanders

       Theodore Sanders, Secretary

CONSENT

Congress Financial Corporation (Western), a California corporation consents to the terms of the foregoing Amendment to Agreement for Wholesale Financing (Amendment No. 2).

 CONGRESS FINANCIAL CORPORATION (WESTERN)

By:    /s/ Gary D. Cassianni

Name:  Gary D. Cassianni

Title:   Vice President